INVESTOR PRESENTATION z Data as of December 31, 2019 - Unless otherwise noted

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2020 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019 and other periodic reports, which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Why Fulton? . Deep Executive Bench with Continuity . Valuable Franchise in Attractive Markets . Investing in People to Drive Growth . Relationship Banking Strategy Focused on the Customer Experience . Granular, Well-Diversified Loan Portfolio . Attractive Core Deposit Profile . Solid Asset Quality and Reserves . Prudent Expense Management with Opportunities to Improve . Strong Capital Position 3

Deep Executive Bench With Continuity Years in Financial Prior Name Position Years at Fulton Services Experience Phil Wenger Chairman/CEO 41 41 Various roles since joining in 1979 Curt Myers President/COO 30 30 Various roles since joining in 1990 PwC, Banking and Investment Banking; Joined Mark McCollom (1) Chief Financial Officer 2 32 Fulton in November 2017 Meg Mueller Head of Commercial Banking 24 34 Various roles since joining in 1996 Angela Snyder Head of Consumer Banking 18 34 Various roles since joining in 2002 Angie Sargent Chief Information Officer 28 28 Various roles since joining in 1992 Betsy Chivinski (2) Chief Risk Officer 26 38 Various roles since joining in 1994 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist (2) Includes years of service in public accounting as a financial services industry specialist 4

A Valuable Franchise

- ~230 financial centers throughout the Mid-Atlantic
- Asset size of $21.9 billion
- 3,600+ team members (3,510 FTEs [(1)])
- Market capitalization of $2.9 billion [(2)]
- Opportunity to meaningfully grow our market share[(3)]
  - *~16.5% deposit market share across the 15 counties where we have a Top 5 deposit market share; Represents 57% of our total deposits*
  - *~1.0% deposit market share across the 38 counties where we do not have a Top 5 deposit market share; Represents 43% of our total deposits*



Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Schuylkill
Dauphin
Lebanon
Berks
Northampton
Lehigh
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
York
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
Cecil
New Castle
Sussex
Fairfax
Albemarle
Henrico

(1) Average full-time equivalent employees. (2) Shares outstanding and closing price as of December 31, 2019 (3) Data as of June 30, 2019 per S&P Global Market Intelligence ; Map includes Fulton Financial counties with a financial center and/or a loan production office ("LPO"), and incorporated cities in MD and VA with a financial center and/or LPO and removes online only bank deposits

5

FULTON FINANCIAL CORPORATION

Strong Position In Attractive & Stable Markets

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation Market Rank	Fulton Financial Corporation Total Active Branches 2019	Fulton Financial Corporation Total Deposits 2019 ($000)	Fulton Financial Corporation Total Deposit Market Share 2019	Market Total Active Branches 2019	Market Total Deposits 2019 ($000)	Market Median Household Income Current ($)	Projected Household Income Growth	Projected Market Population Growth
Lancaster, PA	1	24	3,228,191	27.66%	181	11,671,747	69,608	11.38%	2.04%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	14	56	3,299,399	0.79%	1,601	418,987,025	74,223	11.20%	1.26%
Allentown-Bethlehem-Easton, PA-NJ	4	21	1,499,163	8.61%	240	17,410,952	69,431	9.00%	1.58%
New York-Newark-Jersey City, NY-NJ-PA	62	24	1,358,751	0.08%	5,070	1,645,630,716	82,805	12.53%	0.77%
Baltimore-Columbia-Towson, MD	11	17	1,049,259	1.41%	658	74,304,274	84,221	9.33%	1.94%
York-Hanover, PA	3	12	1,010,021	13.19%	126	7,658,433	69,716	9.62%	1.69%
Harrisburg-Carlisle, PA	7	10	842,850	5.29%	182	15,922,557	69,485	7.97	2.17%
Lebanon, PA	1	8	782,242	33.99%	40	2,301,438	63,465	8.45%	2.89%
Reading, PA	6	9	682,100	4.11%	112	16,604,892	66,616	9.71%	1.38%
Hagerstown-Martinsburg, MD-WV	2	9	506,424	12.73%	80	3,979,699	62,916	7.12%	3.11%
Top 10 Fulton Financial Corporation MSAs (1)		***190***	***14,258,400***	***0.64%***	***8,290***	***2,214,471,733***	***71,249***	***9.63%***	***1.88%***
Total Franchise		***230***	***16,493,305***	***0.65%***	***11,070***	***2,550,346,666***	***71,983***	***10.19%***	***1.73%***
Nationwide							***66,010***	***9.87%***	***3.27%***

__Note:__ Data as of June 30, 2019 per S&P Global Market Intelligence

(1) Median HH Income, 2020 – 2025 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA

6

FULTON FINANCIAL CORPORATION

Investing In People To Drive Growth Commentary Revenue Producers . Renewed focus on front line hiring after years of building out the compliance and risk management areas 325 300 . Market disruption creates hiring opportunities 275 110 o Replace lower performing commercial relationship 250 97 97 managers with higher performing talent 225 200 83 . Key additions to our SBA, commercial leasing and agriculture 75 areas as well as mortgage banking and wealth 175 69 150 115 o Also, created dedicated Healthcare and CRE lending groups 101 114 125 94 97 . We continue to add relationship managers in our 100 84 Philadelphia and Baltimore markets, which are focus areas 75 for growth 50 85 84 89 68 25 56 59 . Mortgage originations of ~$2bn1 - . Wealth AUA/AUM ~$11 bn2 4Q14 4Q15 4Q16 4Q17 4Q18 4Q19 Commercial Specialized Services Wealth Mortgage (1) For the year ended December 31, 2019 (2) As of December 31, 2019; Assets Under Administration (“AUA”) and Assets Under Management (“AUM”) 7

Extending Footprint Into Fast Growing Urban Markets

Philadelphia, PA County Deposit Market Share – Top 20

Total Deposit Rank 2019	Regulatory Industry	Parent Company Name	Total Active Branches 2019	Total Deposits 2019 ($000)	Total Deposit Market Share 2019 (%)
1	Bank	Wells Fargo & Co.	39	11,615,910	23.35
2	Bank	PNC Financial Services Group Inc.	38	9,302,303	18.70
3	Bank	Bank of America Corp.	18	8,686,901	17.46
4	Bank	Citizens Financial Group Inc.	46	7,237,769	14.55
5	Bank	Toronto-Dominion Bank	21	3,480,879	7.00
6	Bank	Banco Santander SA	20	2,232,221	4.49
7	Thrift	WSFS Financial Corp.	13	1,362,418	2.74
8	Savings Bank	Firstrust Savings Bank	5	875,291	1.76
9	Bank	M&T Bank Corp.	6	819,766	1.65
10	Bank	Republic First Bancorp Inc.	7	679,981	1.37
11	Thrift	Prudential Bancorp Inc.	8	669,678	1.35
12	Bank	Univest Financial Corp.	7	472,309	0.95
13	Bank	Truist Financial Corp.	11	457,406	0.92
14	Bank	HSBC Holdings PLC	2	305,731	0.61
15	Bank	Bryn Mawr Bank Corp.	5	198,793	0.40
16	Bank	S&T Bancorp Inc.	2	173,029	0.35
17	Bank	Asian Financial Corp.	2	167,100	0.34
18	Savings Bank	United Savings Bank	3	161,887	0.33
19	Bank	Hyperion Bank	1	133,407	0.27
20	Thrift	William Penn	4	128,762	0.26
		All Others	31	589,680	1.19
		Total	289	49,751,221	100.00

Note: Deposit data as of June 30, 2019 per S&P Global Market Intelligence (excludes non-retail deposits and closed/proposed branches)

(1) 2018 advance statistics; source: U.S. Bureau of Economic Analysis

Commentary

- Philadelphia is a natural extension of our current footprint
  - Opened 3 financial centers in 2019
  - 1 financial center targeted to open in 2021
- No bank of Fulton's size in Philadelphia
  - The top 5 banks have ~80% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
- Health Care, Technology and Professional Services are major economic forces, which are target business segments for Fulton
- The Philadelphia-Camden-Wilmington MSA is a large economic region with GDP of over $440bn, and is the 9th largest metropolitan area in the U.S[(1)]
- Baltimore is another targeted area for growth
  - Opened 1 financial center and 1 loan production office in 2019
  - 1 financial center targeted to open in early 2020 and 1 in 2021

8

FULTON FINANCIAL CORPORATION

Strategic Initiatives Support Our Relationship Banking Strategy

Purpose — We Change Lives for the Better

Strategic Filter

- SIMPLIFY ON THE INSIDE
- DIFFERENTIATE ON THE OUTSIDE
- EXECUTE WITH EXCELLENCE

GROWTH STRATEGIES

- Investing in talent for growth in targeted markets and businesses.
- Investing in digital capabilities to enable Fulton to incrementally acquire new relationships and cross-sell existing clients and leverage customer intelligence capabilities.
- Differentiating Fulton in serving all segments of communities through execution and expansion of Fulton Forward®.
- Implementing new branch formats/designs.



Our Culture - Fulton Experience
Consumer
Commercial
Customer & Community
Fulton Forward®

OPERATIONAL EXCELLENCE

- Advancing business line structure and charter consolidation.
- Focus on consistency and effectiveness across all operations areas through enterprise process design, improvement and automation (workflow, RPA, AI).
- Developing an enterprise technology strategy including defining the future state platform and execution roadmap.

EFFECTIVE RISK MANAGEMENT AND COMPLIANCE

- Sustaining risk management, compliance and systems to ensure stakeholder expectations are met.
- Implementing technology enhancements to limit manual controls and enable on-going monitoring.

Outcomes

- GROWTH
- OPERATIONAL EXCELLENCE
- RISK & COMPLIANCE

TALENT STRATEGY & TECHNOLOGY STRATEGY

9

FULTON FINANCIAL CORPORATION

Fulton Has Made Significant Investments To Enhance Its Digital Capabilities Commercial Online Commercial Loan Mortgage Loan NewPurchaseBanking Website Platform Origination System Origination System 2017 2019 2020 . Best-in-class online platform for . Streamlines commercial . Cloud-based loan origination customers to track, manage, and underwriting process to condense system with a network of grow their business timeline from application to close integrated partners . Integrates easily with other . Integrates with CRM platform to . Provides an enhanced customer platforms such as QuickBooks® streamline processes and keep experience with the right blend of customers more informed human interaction and mobile technology 10

Website Recently Recognized As An Innovation Leader Our redesigned customer website allows users to have a cohesive and personalized experience as they explore all of our products, services and capabilities in one place . Leverages data and customer insights to deliver personalized content to customers and prospects while capturing valuable information that can be translated into sales and marketing opportunities Fulton Bank won Sitecore’s 2018 annual award for Best Use of Personalization in North America. 11

Optimizing Our Branch Network Optimizing our financial center network will: . Move us towards multiple financial center types vs. a one-size-fits-all model . Give us greater ability to re-invest in people & digital transactions . Orient the financial center as a primary touchpoint enabling higher- value activities geared towards advice and sales . Create greater focus on customer experience in the financial centers . Closed 37 financial centers and upgraded 56 financial centers to the new format since 2014 Note: Closed financial center information is net of new openings 12

Granular, Well-Diversified Loan Portfolio . Average Loans 2019 are up 3.9% compared to 2018 . Yields continue to move higher after several years of declines $18.0 4.70% $16.4 $16.0 $15.8 $0.7 4.55% $15.2 4.50% $0.6 $0.5 $0.9 $1.0 $14.1 $0.9 $14.0 $0.4 Portfolio Loan Total (1) Yield $13.3 $2.0 4.38% $2.4 $0.4 $0.8 4.30% $0.7 $1.8 $12.0 Balances $1.5 $1.4 $1.5 $1.4 $1.6 4.10% $1.7 $10.0 4.07% 4.04% $1.7 3.95% $4.2 $4.3 $4.5 3.90% $8.0 $4.1 $3.9 Average Average LoanPortfolio 3.70% $6.0 $6.2 $6.3 $6.5 $5.2 $5.6 $4.0 3.50% 2015 2016 2017 2018 2019 ($ IN BILLIONS) Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) Note: Loan portfolio composition is based on average balances for the years ended December 31, 2015 to 2019 (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% and 35% federal tax rate and statutory interest expense disallowances in the 2018 through 2019 periods and the 2015 through 2017 periods, respectively 13

Attractive Core Deposit Profile . Steady growth in core deposits . Average Deposits for 2019 are up 5.9% compared to 2018 $18.0 0.79% 0.80% $16.8 $15.8 $1.5 $16.0 $15.5 0.70% $14.6 $- $ $13.7 $1.4 $1.5 $14.0 $- $1.4 $- $3.5 0.60% $1.3 $3.0 $3.0 $12.0 $2.7 0.55% $2.4 0.50% DepositCosts $10.0 $3.8 $4.0 $4.4 0.40% $3.3 $3.6 $8.0 (1) 0.31% 0.37% 0.29% 0.30% Average Average BalancesDeposit $6.0 $3.8 $4.2 $4.4 $4.3 $4.2 0.20% $4.0 $2.0 0.10% $3.0 $2.8 $2.7 $2.7 $2.9 $- 0.00% 2015 2016 2017 2018 2019 ($ IN BILLIONS) Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (1) Note: Deposit composition is based on average balances for the years ended December 31, 2015 to 2019. Average brokered deposits were $49 million for 2017, $122 million for 2018 and $245 million for 2019. Core Deposits equal total deposits less brokered and time deposits (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits. 14

Solid Asset Quality And Reserves Commentary Non-Performing Loans (NPLs) & Allowance/Loans . Overall asset quality continues to be stable . We are mindful of where we are in the economic 1.75% cycle and are continuing to assess and analyze the $144.8 $139.7 $141.2 $150.0 $131.6 $134.8 loan portfolio for signs of weakness or stress 1.50% $125.0 . Agriculture portfolio is an area we have been monitoring carefully over the last couple of years due $100.0 1.25% to compressed commodity prices $75.0 1.24% 1.17% 1.00% Performing Loans Performing 1.12% o ~$1bn in balances, with dairy having the largest - 1.05% concentration (~28%) $50.0 Non 0.99% 0.75% o ~70% family farms/~30% Agribusiness $25.0 $0.0 0.50% 2015 2016 2017 2018 2019 NPL Allowan ce /Loans ($ IN MILLIONS) 15

Prudent Expense Management With Opportunities To Improve Commentary Efficiency Ratio (FTE) 71.00% . Low rate environment and continued buildout of our 69.00% compliance, risk and technology infrastructures were the 67.00% 65.00% primary drivers of the increase in the efficiency ratio in 63.00% 2015 61.00% ~ $730 59.00% million . Meaningful positive operating leverage from 2016 through 57.00% ~ $610 2018 reduced the efficiency ratio 2014Y 2015Y 2016Y 2017Y million2018Y 2019Y o Closed 37 financial centers, net of new openings, since 2014 Non-Interest Expenses / Average Assets . Our efficiency ratio (FTE) was 63.1%(1) for 4Q19 within our 3.00% goal of 60.0% - 65.0% 2.90% . Opportunities exist to gain efficiencies as we continue to: 2.80% o Optimize our delivery channels 2.70% o Upgrade our origination and servicing platforms 2.60% 2.50% Note: Chart Data from S&P Global Market Intelligence regulatory data; YTD data as of the most recent reporting date See “Appendix” for listing of Peer Group banks 2.40% (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y the slide titled “Non-GAAP Reconciliation” at the end of this presentation 16

Strong Capital Position Commentary Capital Ratios(1) . Capital ratios exceed our internal minimums and regulatory 14.00% requirements 12.00% 11.8% o Opportunity exists to optimize the capital stack . Quarterly cash dividend increased to $0.13 per share in 9.7% 9.7% 10.00% March of 2019 8.5% ~ $730 8.5% o Declared a $0.04 special dividend in the 4th quarter of 2019 8.00% million 1 . Repurchased ~7mn shares or ~$111mn in 2019 ~ $610 million 6.00% o Repurchased ~6mn shares or ~95mn in 2018 . Excess capital needs to earn a return above of our cost of 4.00% capital or that excess should be distributed to shareholders o Targeted dividend payout ratio of 40%-50% 2.00% o Opportunistic share repurchases Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk-Based TCE(2) Internal Minimum Excess o Strategic M&A . Disciplined approach to M&A – Target Metrics 1) Regulatory capital ratios as of December 31, 2019 are preliminary. 2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons o Accretive to EPS in year 1 for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation o IRR greater than target’s cost of capital 1 o TBV earn back between 3-5 years 17

RECENT FINANCIAL PERFORMANCE

2019 HIGHLIGHTS Net income of $226 million, or $1.35 per diluted share. Key Accomplishments  Record year of revenues and net income  Termination of remaining BSA/AML regulatory orders  Average loan growth of 4%  Successful consolidation of affiliate banks into Fulton  Average deposit growth of 6% Bank, N.A.  Net income increased 9% and pre-provision net revenue(1)  Continuation of organic growth into fast growing increased 4% urban markets (1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 19

Quarter Highlights: 4Q19 vs 3Q19 Net income per diluted share: $0.29 in 4Q19, 22% decrease from 3Q19 Loan Growth: 2% increase in average balances driven by C&I, commercial and residential mortgages and construction. Deposit Growth: 3% increase in average balances, largely driven by interest bearing demand deposits. Net Interest Income & Margin: Net interest income decreased 1% from 3Q19, with the impact of a 9 basis point decrease in the net interest margin being partially offset by balance sheet growth. Non-Interest Income(1): Overall flat, with increases in wealth management fees, commercial banking income and other income, offset by decreases in mortgage and consumer banking income. Non-Interest Expense: 5% decrease, as 3Q19 included a $4 million prepayment penalty on certain FHLB advances and $5 million of charter consolidation costs, partially offset by FDIC insurance assessment credits. Asset Quality: Increases in provision for credit losses related to the C&I portfolio. (1) Excluding investment securities gains which were $0 and $4 million in the three months ended December 31, 2019 and September 30, 2019, respectively. 20

Quarter Highlights: 4Q19 vs 4Q18 Net income per diluted share: $0.29 in 4Q19, 12% decrease from 4Q18 Loan Growth: 5% increase in average balances with growth in all categories, except for home equity. Deposit Growth: 6% increase in average balances with growth in all categories. Net Interest Income & Margin: 2% decrease in net interest income, reflecting a 22 basis point decrease in net interest margin, partially offset by the impact of interest-earning asset growth. Non-Interest Income(1): 12% increase realized in all primary fee categories. Non-Interest Expense: 1% decrease, with decreases in professional fees, FDIC insurance and amortization of tax credit investments, largely offset by increases in salaries and benefits, data processing and software and other expense. Asset Quality: Increase in provision for credit losses related to the C&I portfolio. (1) No investment securities gains were recorded for the three months ended December 31, 2019 or 2018. 21

Income Statement Summary (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation 22

Income Statement Summary Change from 4Q19 3Q19 4Q18 (dollars in thousands, except per-share data) Net Interest Income $ 159,270 $ (1,990) $ (3,674) Provision for Credit Losses 20,530 18,360 12,330 Non-Interest Income 55,281 (40) 5,758 Securities Gains - (4,492) - Non-Interest Expense 138,974 (7,796) (1,711) Income before Income Taxes 55,047 (17,086) (8,535) Income Taxes 7,258 (2,767) 1,759 Net Income $ 47,789 $ (14,319) $ (10,294) Net income per share (diluted) $ 0.29 $ (0.08) $ (0.04) ROA (1) 0.87% (0.28%) (0.25%) ROE (2) 8.10% (2.54%) (2.00%) ROE (tangible) (3) 10.52% (3.51%) (2.65%) Efficiency ratio (3) 63.1% (0.5%) 0.9% (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation 23

Net Interest Income And Margin AVERAGE INTEREST-EARNING ASSETS & YIELDS NET INTEREST INCOME & NET INTEREST MARGIN ($ IN BILLIONS) ($ IN MILLIONS) $20 5.00% 4.00% $180.0 4.00% $15 4.22% 4.35% 4.37% 4.25% 4.07% 3.00% $10 3.75% $16.0 $16.2 $16.3 $16.4 $16.8 2.00% $164.5 $162.9 $163.3 $5 $161.3 ~ $730 1.00% $159.3 million $160.0 3.50% $3.2 $3.1 $3.2 $3.4 $3.4 $0 0.00% 3.49% 3.44% 4Q18 1Q19 2Q19 3Q19~ $610 4Q19 3.44% 3.25% million 3.31% Securities & Other Loans Earning Asset Yield (FTE) 3.22% $140.0 3.00% AVERAGE LIABILITIES & RATES 2.75% ($ IN BILLIONS) $20 5.00% $1.8 $1.6 $120.0 2.50% $1.5 $1.8 $2.0 4.00% $15 $17.0 $17.4 $16.4 $16.3 $16.4 2.25% 3.00% $10 2.00% 1.29% $100.0 2.00% 1.10% 1.21% 1.29% 1.16% $5 4Q18 1Q19 2Q19 3Q19 4Q19 1.00% Net Interest Income $0 0.00% Net Interest Margin (Fully-taxable equivalent basis, or FTE) 4Q18 1Q19 2Q19 3Q19 4Q19 Deposits Borrowings Cost of Interest-bearing Liabilities (1) Using a 21% federal tax rate and statutory interest expense disallowances 24

Asset Quality PROVISION FOR CREDIT LOSSES NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS ($ IN MILLIONS) 2.00% $30.0 $160.0 $147.7 $139.7 $138.7 $136.0 $141.2 1.50% $20.5 $120.0 $20.0 $80.0 1.00% 0.86% 0.90% $10.0 $8.2 0.85% 0.81% 0.84% $40.0 0.50% $5.1 $5.0 $2.2 $0.0 0.00% $- 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 NPL NPLs/Loans NET CHARGE-OFFS (NCOS) AND NCOS TO AVERAGE LOANS ALLOWANCE FOR CREDIT LOSSES (ALLOWANCE) TO NPLS & LOANS $40.0 127% 0.65% 125.0% 1.00% 123% 1.75% 121% $30.0 $27.1 120% 118% 0.17% 0.50% $20.0 0.10% 0.15% -0.04% 0.00% 1.25% $10.0 $6.6 $6.3 $4.1 $(1.5) $- -0.50% 1.08% 1.05% 1.05% 1.04% 4Q18 1Q19 2Q19 3Q19 4Q19 0.99% $(10.0) -1.00% 100.0% 0.75% 4Q18 1Q19 2Q19 3Q19 4Q19 Allowance/NPLs Allowance/Loans NCOs/(recoveries) NCOs/Average Loans (annualized) 25

Non-Interest Income(1) Three months ended December 31, 2019 (percent of total non-interest income) 4Q19 3Q19 Change (in thousands) n Wealth management $ 14,419 $ 13,867 $ 552 n Mortgage banking 5,076 6,658 (1,582) n Consumer banking 12,426 13,333 (907) n Commercial banking 19,628 18,284 1,344 n Other 3,732 3,179 553 $ 55,281 $ 55,321 (40) Three months ended September 30, 2019 Non-interest income(1) essentially unchanged from 3Q19 (percent of total non-interest income) Increases in: n Brokerage and trust income n Commercial loan interest rate swaps fees n Additional investments in bank-owned life insurance Decreases in: n Seasonally lower mortgage loan volumes n Consumer card income n Merchant and card income (1) Excluding investment securities gains 26

Non-Interest Expenses 4Q19 3Q19 Change Three months ended December 31, 2019 (in thousands) (percent of total non-interest expense) n Salaries and benefits $ 76,975 $ 78,211 $ (1,236) n Occupancy 13,080 12,368 712 n Data Processing and software 11,468 11,590 (122) n Other outside services 8,215 12,163 (3,948) n Other 29,236 32,438 (3,202) $ 138,974 $ 146,770 (7,796) Non-interest expense decreased $8 million, or 5%: Three months ended September 30, 2019 Driven by decreases in: (percent of total non-interest expense) Subsidary bank consolidation costs in 3Q19 of $5 million, primarily: n $3 million in other outside services n $1 million in other expense Balance sheet restructing costs in 3Q19 n $4 million in penalties related to the prepayment of certain FHLB advances Partially offset by increases in: n FDIC insurance, as assements credits decreased by $2 million n Additional rent and depreciation expense for newer properties 27

Profitability & Capital ROA(1) ROE AND ROE (TANGIBLE)(2) 1.40% 16.00% 14.03% 1.20% 1.12% 1.11% 1.14% 1.15% 13.17% 13.28% 13.60% 12.00% 10.42% 10.64% 10.52% 1.00% 0.87% 10.10% 10.15% 8.10% 0.80% 8.00% 0.60% 4.00% 0.40% 0.20% 0.00% 0.00% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 ROE ROE (tangible) TANGIBLE COMMON EQUITY RATIO(2) NET INCOME PER DILUTED SHARE 12.0% $0.40 $0.37 $0.35 $0.35 $0.33 $0.33 8.8% 8.5% 8.6% 8.5% 8.5% $0.29 $0.30 8.0% $0.25 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation 28

Revised 2020 Outlook • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Low single digit growth rate • Net Interest Margin: 3.20% to 3.25% for the full year 2020; assumes a stable yield curve and one 25 bp rate cut in 2Q 2020 • Non-Interest Income: Mid single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs in 2019, low single-digit growth rate • Asset Quality: $25 million to $40 million provision for credit losses for full year 2020. CECL impact – 25% to 35% increase in allowance for credit losses. • Effective Tax Rate: Anticipated to range between 14% and 16% 29

APPENDIX

Average Loan Portfolio And Yields Change in 4Q 2019 Balance From Yield From Balance Yield 3Q 2019 4Q 2018 3Q 2019 4Q 2018 (dollars in millions) Real estate - commercial mortgage $ 6,561 4.34% $ 72 $ 218 (0.23%) (0.23%) Commercial - industrial, financial and agricultural 4,575 4.24% 160 245 (0.32%) (0.27%) Real estate - residential mortgage 2,606 4.00% 93 396 (0.06%) (0.01%) Real estate - home equity 1,331 4.97% (33) (129) (0.30%) (0.22%) Real estate - construction 935 4.37% 30 3 (0.31%) (0.26%) Consumer 465 4.44% 7 59 0.08% (0.13%) Equipment lease financing 281 4.35% 3 7 (0.06%) (0.28%) Other 14 - (1) 3 - % - % - Total Loans $ 16,768 4.31% $ 331 $ 802 (0.24%) (0.23%) Note: Presented on an FTE basis, using a 21% federal tax rate and statutory interest expense disallowances Average loan portfolio and yield are for the three months ended December 31, 2019, September 30, 2019 and December 31, 2018 31

Average Customer Funding And Rates Change In 4Q 2019 Balance From Rate From Balance Rate 3Q 2019 4Q 2018 3Q 2019 4Q 2018 (dollars in millions) Non-interest bearing demand $ 4,325 - % $ 77 $ 3 - % - % Interest-bearing demand 4,699 0.71% 251 474 (0.11%) 0.01% Savings and money market 5,205 0.78% 179 225 (0.09%) 0.00% Brokered 262 1.94% 9 98 (0.46%) (0.40%) Time 2,959 1.86% (16) 237 0.00% 0.40% Total Deposits 17,450 0.77% 500 1,037 (0.07%) 0.09% Cash Management 378 0.79% 45 4 (0.01%) 0.17% Total Customer Funding $ 17,828 0.77% $ 545 $ 1,041 -0.07% 0.09% 32

Non-Interest Income(1) Change From 4Q 2019 3Q 2019 4Q 2018 3Q 2019 4Q 2018 (in thousands) Wealth management $ 14,419 $ 13,867 $ 13,408 $ 552 $ 1,011 Commercial banking: Merchant and card 5,841 6,166 5,656 (325) 185 Cash management 4,697 4,696 4,340 1 357 Commercial loan interest rate swap 5,426 3,944 2,540 1,482 2,886 Other 3,664 3,478 3,466 186 198 Total commercial banking 19,628 18,284 16,002 1,344 3,626 Consumer banking: Card 4,991 5,791 4,966 (800) 25 Overdraft 4,750 4,682 4,653 68 97 Other 2,685 2,860 2,799 (175) (114) Total consumer banking 12,426 13,333 12,418 (907) 8 Mortgage banking: Gains on sales of mortgage loans 4,059 5,520 2,863 (1,461) 1,196 Mortgage servicing 1,017 1,138 1,911 (121) (894) Total mortgage banking 5,076 6,658 4,774 (1,582) 302 Other 3,732 3,179 2,921 553 811 Total Non-Interest Income(1) $ 55,281 $ 55,321 $ 49,523 $ (40) $ 5,758 (1) Excluding securities gains 33

Non-Interest Expense Change From 4Q 2019 3Q 2019 4Q 2018 3Q 2019 4Q 2018 (in thousands) Salaries and employee benefits $ 76,975 $ 78,211 $ 75,745 $ (1,236) $ 1,230 Net occupancy 13,080 12,368 12,708 712 372 Data processing and software 11,468 11,590 10,203 (122) 1,265 Other outside services 8,215 12,163 8,944 (3,948) (729) Equipment 3,475 3,459 3,275 16 200 Professional fees 2,873 3,331 3,546 (458) (673) FDIC insurance 2,177 239 2,563 1,938 (386) Amortization of tax credit investments 1,505 1,533 6,538 (28) (5,033) Marketing 1,503 3,322 1,577 (1,819) (74) Intangible amortization 142 1,071 - (929) 142 Prepayment of FHLB advances - 4,326 - (4,326) - Other 17,561 15,157 15,586 2,404 1,975 Total Non-Interest Expense $ 138,974 $ 146,770 $ 140,685 $ (7,796) $ (1,711) 34

Non-GAAP Reconciliation

	Years Ended	
	2018	2019
	(in thousands)	
Pre-Provision Net Revenue		
Net interest income	$ 630,456	$ 648,389
Non-interest income	195,525	216,160
Less: Investment securities gains	(37)	(4,733)
Total Revenue	$ 825,944	$ 859,816
Non-interest expense	$ 546,104	$ 567,736
Less: Prepayment penalty on FHLB advances	-	(4,326)
Less: Amortization of tax credit investments	(11,449)	(6,021)
Less: Intangible Amortization	-	(1,427)
Total Non-interest expense	$ 534,655	$ 555,962
Pre-Provision Net Revenue	**$ 291,289**	**$ 303,854**

Note: *The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Dec 31 2018	Mar 31 2019	Jun 30 2019	Sep 30 2019	Dec 31 2019
	(dollars in thousands)				
Tangible Common Equity to Tangible Assets (TCE Ratio)					
Shareholders' equity	$ 2,247,573	$ 2,301,019	$ 2,308,798	$ 2,324,016	$ 2,342,176
Less: Intangible assets	(531,556)	(535,356)	(535,249)	(534,178)	(535,303)
Tangible shareholders' equity (numerator)	$ 1,716,017	$ 1,765,663	$ 1,773,549	$ 1,789,838	$ 1,806,873
Total assets	$ 20,682,152	$ 20,974,649	$ 21,308,670	$ 21,703,618	$ 21,886,040
Less: Intangible assets	(531,556)	(535,356)	(535,249)	(534,178)	(535,303)
Total tangible assets (denominator)	$ 20,150,596	$ 20,439,293	$ 20,773,421	$ 21,169,440	$ 21,350,737
Tangible Common Equity to Tangible Assets	8.5%	8.6%	8.5%	8.5%	8.5%

35

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

	Years Ended 2018	Years Ended 2019	Three Months Ended Dec 31 2018	Three Months Ended Mar 31 2019	Three Months Ended Jun 30 2019	Three Months Ended Sep 30 2019	Three Months Ended Dec 31 2019
Efficiency ratio							
Non-interest expense	$ 546,104	$ 567,736	$ 140,685	$ 137,824	$ 144,168	$ 146,770	$ 138,974
Less: Intangible Amortization	-	(1,427)	-	(107)	(107)	(1,071)	(142)
Less: Amortization of tax credit investments	(11,449)	(6,021)	(6,538)	(1,491)	(1,492)	(1,533)	(1,505)
Less: Prepeyment penalty on FHLB advances	-	(4,326)	-	-	-	(4,326)	-
Non-interest expense (numerator)	$ 534,655	$ 555,962	$ 134,147	$ 136,226	$ 142,569	$ 139,840	$ 137,327
Net interest income (fully taxable-equivalent)	$ 642,577	$ 661,356	$ 166,123	$ 166,564	$ 167,796	$ 164,517	$ 162,479
Plus: Total Non-interest income	195,525	216,160	49,523	46,751	54,315	59,813	55,281
Less: Investment securities gains	(37)	(4,733)	-	(65)	(176)	(4,492)	-
Net interest income (denominator)	$ 838,065	$ 872,783	$ 215,646	$ 213,250	$ 221,935	$ 219,838	$ 217,760
Efficiency ratio	63.8%	63.7%	62.2%	63.9%	64.2%	63.6%	63.1%

	Years Ended 2018	Years Ended 2019	Three Months Ended Dec 31 2018	Three Months Ended Mar 31 2019	Three Months Ended Jun 30 2019	Three Months Ended Sep 30 2019	Three Months Ended Dec 31 2019
Return on Average Shareholders' Equity (ROE) (Tangible)							
Net income	$ 208,393	$ 226,339	$ 58,083	$ 56,663	$ 59,779	$ 62,108	$ 47,789
Plus: Intangible amortization, net of tax	-	1,127	-	85	85	846	112
Net income (numerator)	$ 208,393	$ 227,466	$ 58,083	$ 56,748	$ 59,864	$ 62,954	$ 47,901
Average shareholders' equity	$ 2,255,764	$ 2,306,070	$ 2,281,669	$ 2,265,097	$ 2,301,258	$ 2,315,585	$ 2,341,397
Less: Average goodwill and intangible assets	(531,556)	(534,120)	(531,556)	(531,767)	(535,301)	(535,184)	(534,190)
Average tangible shareholders' equity (denominator)	$ 1,724,208	$ 1,771,950	$ 1,750,113	$ 1,733,330	$ 1,765,957	$ 1,780,401	$ 1,807,207
Return on average shareholders' equity (tangible), annualized	12.09%	12.84%	13.17%	13.28%	13.60%	14.03%	10.52%

36

FULTON FINANCIAL CORPORATION

Peer Group . Atlantic Union Bankshares Corporation . Provident Financial Services, Inc. . BancorpSouth Bank . Trustmark Corporation . Commerce Bancshares, Inc. . UMB Financial Corporation . First Midwest Bancorp, Inc. . Umpqua Holdings Corporation . F.N.B. Corporation . United Bankshares, Inc. . Hancock Whitney Corporation . United Community Banks, Inc. . Investors Bancorp, Inc. . Valley National Bancorp . Northwest Bancshares, Inc. . Webster Financial Corporation . Old National Bancorp . Wintrust Financial Corporation . Prosperity Bancshares, Inc. 37

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